UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 29, 2020

Cohu, Inc.
__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1.00 par value	COHU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange
Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 29, 2020, Cohu, Inc. (the “Company”) issued a press release regarding its financial results for the third quarter ended September 26, 2020. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Use of Non-GAAP Financial Information:

Included within this current report and accompanying materials are non-GAAP financial measures, including non-GAAP Gross Margin/Profit, Income and Income (adjusted earnings) per share, Operating Income, Operating Expense and Adjusted EBITDA that supplement the Company’s Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude charges and the related income tax effect for: share-based compensation, the amortization of purchased intangible assets, restructuring costs, manufacturing transition and severance costs, asset impairment charges, acquisition-related costs and associated professional fees, reduction of indemnification receivable, depreciation of purchase accounting adjustments to property, plant and equipment, purchase accounting inventory step-up included in cost of sales and amortization of cloud-based software implementation costs (Adjusted EBITDA only). Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations. With respect to any forward looking non-GAAP figures, we are unable to provide without unreasonable efforts, at this time, a GAAP to non-GAAP reconciliation of any forward-looking figures due to their inherent uncertainty.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management uses non-GAAP measures for a variety of reasons, including to make operational decisions, to determine executive compensation in part, to forecast future operational results, and for comparison to our annual operating plan. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Forward Looking Statements:

Certain statements contained in this current report and accompanying materials may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding a Cohu test cell design-win, new customers for our Neon inspection platform, launch and accelerated ramp of our RedDragon RF module for testing 5G, Wi-Fi 6 and Ultra-Wideband devices, improving automotive and industrial segment orders, rapidly improving business conditions and momentum across Cohu’s main market segments, customer traction with our new products going into 2021, customer opportunities for integrated test cell elements, cost benefits of using virtual reality technology, temporary cost savings and expense reductions, optimizing OpEx spending, any comments on Cohu’s FY 2021 outlook or growth, business model for FY’20, % of incremental revenue expected to fall to operating income, debt deleveraging priority, Cohu’s fourth quarter 2020 sales forecast, guidance, sales mix, non-GAAP operating expenses, gross margin, adjusted EBITDA and effective tax rate, and cash and shares outstanding, estimated minimum cash needed, estimated EBITDA breakeven point, any future Term Loan B principal reduction, and any other statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Any third party industry analyst forecasts quoted are for reference only and Cohu does not adopt or affirm any such forecasts.

Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: The ongoing global COVID-19 pandemic has adversely affected, and is continuing to adversely affect, our business, financial condition and results of operations, and COVID-19 could re-surge at any time and our business could be abruptly impacted again to an even greater extent; October 2020 COVID-19 related government movement control orders reinstituted in Malaysia and actual adverse impacts that have begun to reoccur among Malaysia-based or other suppliers; Recently increasing COVID-19 cases in countries where Cohu’s principal facilities are located including the United States, the Philippines, Malaysia, Switzerland and Germany; Other significant risks associated with the Xcerra acquisition, integration and synergies including the failure to achieve the expected benefits of the acquisition, and mandatory ongoing impairment evaluation of goodwill and other intangibles whereby Cohu could be required to write off some or all of this goodwill and other intangibles; Continued availability of capital and financing and additional rating agency downgrade actions, and limited market access given our high debt levels; Our Credit Agreement contains various representations and negative covenants that limit our business flexibility; Changes to or replacement of LIBOR may adversely affect interest rates; Adverse investor reaction to the recently suspended cash dividend; Other risks associated with acquisitions; inventory, goodwill and other asset write-downs; Our ability to convert new products into production on a timely basis and to support product development and meet customer delivery and acceptance requirements for new products; Lost productivity, project delays and internal control risks due to ongoing employee “work from home” programs; Our reliance on third-party contract manufacturers and suppliers; Failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; Market demand and adoption of our new products; Customer orders may be canceled or delayed; Design-wins may or may not result in future orders or sales; The concentration of our revenues from a limited number of customers; Intense competition in the semiconductor equipment industry; Our reliance on patents and intellectual property; Compliance with U.S. export regulations; Impacts from the Tax Cuts and Jobs Act of 2017 and ongoing tax examinations; Geopolitical issues, trade wars and Huawei/HiSilicon export restrictions (including new restrictions effective in May and August 2020); Retention of key staff; Other health epidemics or natural disasters; ERP system implementation issues particularly as Cohu recently launched a new ERP system in first quarter 2020 and plans a broader rollout in 2020; The seasonal, volatile and unpredictable nature of capital expenditures by semiconductor manufacturers particularly in light of weakened demand in 2019 followed by the COVID-19 global pandemic in 2020; and Rapid technological change.

These and other risks and uncertainties are discussed more fully in Cohu’s filings with the SEC, including the most recently filed Form 10-K and Form 10-Q, and the other filings made by Cohu with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Except as required by applicable law, Cohu does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

The Exhibit listed below is being furnished with this Current Report on Form 8-K.

(d) Exhibits

Exhibit No. - 99.1
        104

Description – Third Quarter 2020 Earnings Release, dated October 29, 2020, of Cohu, Inc.
                        Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

October 29, 2020	By:	/s/ Jeffrey D. Jones
Name: Jeffrey D. Jones
Title: VP Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Description – Third Quarter 2020 Earnings Release, dated October 29, 2020, of Cohu, Inc.